SUB-TRANSFER  AGENCY  AND  SERVICE  AGREEMENT
                                BETWEEN
                   CALVERT  SHAREHOLDER  SERVICES,  INC.
                                  AND
                  STATE  STREET  BANK  AND  TRUST  COMPANY


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                          TABLE OF CONTENTS

 1.   DUTIES OF THE BANK                                    1
 2.   FEES AND EXPENSES                                     3
 3.   WIRE TRANSFER OPERATING GUIDELINES                    4
 4.   DATA ACCESS AND PROPRIETARY INFORMATION               5
 5.   INDEMNIFICATION                                       6
 6.   STANDARD OF CARE                                      8
 7.   COVENANTS OF THE TRANSFER AGENT AND THE BANK          8
 8.   REPRESENTATIONS AND WARRANTIES OF THE BANK            9
 9.   REPRESENTATIONS AND WARRANTIES OF THE TRANSFER AGENT  9
 10.  TERMINATION OF AGREEMENT                             10
 11.  ASSIGNMENT                                           10
 12.  AMENDMENT                                            10
 13.  MASSACHUSETTS LAW TO APPLY                           10
 14.  FORCE MAJEURE                                        11
 15.  CONSEQUENTIAL DAMAGES                                11
 16.  LIMITATION OF SHAREHOLDER LIABILITY                  11
 17.  MERGER OF AGREEMENT                                  11
 18.  SURVIVAL                                             11
 19.  SEVERABILITY                                         11
 20.  COUNTERPARTS                                         12

               SUB-TRANSFER  AGENCY  AND  SERVICE  AGREEMENT

         AGREEMENT MADE AS OF THE 15TH DAY OF AUGUST, 1996, BY AND BETWEEN, CALVERT SHAREHOLDER SERVICES, INC. A CORPORATION, HAVING ITS
PRINCIPAL OFFICE AND PLACE OF BUSINESS AT 4550 MONTGOMERY AVE. SUITE 1000N, BETHESDA, MARYLAND, 20814 (THE "TRANSFER AGENT"), AND STATE
STREET  BANK  AND  TRUST  COMPANY,  A  MASSACHUSETTS  TRUST  COMPANY  HAVING ITS
PRINCIPAL OFFICE AND PLACE OF BUSINESS AT 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110 (THE "BANK");

         WHEREAS,  THE  TRANSFER  AGENT  HAS  BEEN  APPOINTED  BY  EACH  OF  THE
INVESTMENT COMPANIES (INCLUDING EACH SERIES THEREOF) LISTED ON SCHEDULE A (THE "FUND(S)"), EACH AN OPEN-END MANAGEMENT INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AS TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING
AGENT IN CONNECTION WITH CERTAIN ACTIVITIES, AND THE TRANSFER AGENT HAS ACCEPTED EACH SUCH APPOINTMENT;

         WHEREAS,  THE  TRANSFER  AGENT  HAS  ENTERED  INTO  A  TRANSFER  AGENCY
AND SERVICE AGREEMENT WITH EACH OF THE FUNDS (INCLUDING EACH SERIES THEREOF) LISTED ON SCHEDULE A PURSUANT TO WHICH THE TRANSFER AGENT IS
RESPONSIBLE  FOR  CERTAIN   TRANSFER  AGENCY  AND  DIVIDEND   DISBURSING
FUNCTIONS  FOR  EACH  FUND'S  AUTHORIZED  AND  ISSUED  SHARES  OF  COMMON  STOCK
OR  SHARES  OF  BENEFICIAL  INTEREST  AS  THE  CASE  MAY  BE ("SHARES") AND EACH
FUND'S   SHAREHOLDERS   ("SHAREHOLDERS")   AND  THE  TRANSFER  AGENT  IS
AUTHORIZED  TO  SUBCONTRACT  FOR  THE  PERFORMANCE  OF  ITS  OBLIGATIONS  AND
DUTIES  THEREUNDER  IN  WHOLE  OR  IN  PART  WITH  THE  BANK;

         WHEREAS, THE TRANSFER AGENT DESIRES TO APPOINT THE BANK AS ITS SUB-TRANSFER AGENT, AND THE BANK DESIRES TO ACCEPT SUCH APPOINTMENT;

         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANT HEREIN CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

1.       DUTIES  OF  THE  BANK

1.1      SUBJECT  TO  THE  TERMS  AND   CONDITIONS  SET  FORTH  IN  THIS
AGREEMENT, THE BANK SHALL ACT AS THE TRANSFER AGENT'S SUB-TRANSFER AGENT FOR SHARES IN CONNECTION WITH ANY ACCUMULATION PLAN, OPEN ACCOUNT, DIVIDEND REINVESTMENT PLAN, RETIREMENT PLAN OR SIMILAR PLAN
PROVIDED TO SHAREHOLDERS AND SET OUT IN EACH FUND'S CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("PROSPECTUS"), INCLUDING WITHOUT LIMITATION ANY PERIODIC INVESTMENT PLAN OR PERIODIC
WITHDRAWAL  PROGRAM.  AS  USED  HEREIN  THE  TERM  '"SHARES"  MEANS  THE
AUTHORIZED  AND  ISSUED  SHARES  OF  COMMON  STOCK,  OR  SHARES  OF  BENEFICIAL
INTEREST, AS THE CASE MAY BE, FOR EACH FUND LISTED IN SCHEDULE A. IN ACCORDANCE WITH PROCEDURES ESTABLISHED FROM TIME TO TIME BY AGREEMENT BETWEEN THE TRANSFER AGENT AND THE BANK, THE BANK SHALL PROVIDE THE SERVICES LISTED IN THIS SECTION 1.

         (A)      THE  BANK  SHALL:

                  (I)      RECEIVE  FOR   ACCEPTANCE,   ORDERS  FOR  THE
                  PURCHASE OF SHARES, AND PROMPTLY DELIVER PAYMENT AND APPROPRIATE DOCUMENTATION THEREOF TO THE CUSTODIAN OF EACH FUND AUTHORIZED PURSUANT TO THE ARTICLES OF
                  INCORPORATION   OR  ORGANIZATION  OF  EACH  FUND  (THE
                  "CUSTODIAN");

                  (II)     PURSUANT  TO  PURCHASE   ORDERS,   ISSUE  THE
                  APPROPRIATE NUMBER OF SHARES AND HOLD SUCH SHARES IN THE APPROPRIATE SHAREHOLDER ACCOUNT;

                  (III)    RECEIVE  FOR  ACCEPTANCE  REDEMPTION  REQUESTS
                  AND REDEMPTION DIRECTIONS AND DELIVER THE APPROPRIATE DOCUMENTATION THEREOF TO THE CUSTODIAN;

                  (IV)     IN  RESPECT  TO  THE  TRANSACTIONS  IN  ITEMS  (I),
                  (II)  AND  (III)   ABOVE,   THE  BANK  SHALL   EXECUTE
                  TRANSACTIONS  DIRECTLY  WITH  BROKER-DEALERS  AUTHORIZED
                  BY  EACH  FUND;

                  (V)      AT  THE  APPROPRIATE  TIME  AS  AND  WHEN  IT
                  RECEIVES  MONIES  PAID  TO  IT  BY  THE  CUSTODIAN  WITH
                  RESPECT TO ANY REDEMPTION, PAY OVER OR CAUSE TO BE PAID OVER IN THE APPROPRIATE MANNER SUCH MONIES AS
                  INSTRUCTED  BY  THE  REDEEMING  SHAREHOLDERS;

                  (VI)     EFFECT  TRANSFERS  OF  SHARES  BY  THE  REGISTERED
                  OWNERS    THEREOF   UPON   RECEIPT   OF    APPROPRIATE
                  INSTRUCTIONS;

                  (VII) PREPARE AND TRANSMIT PAYMENTS FOR DIVIDENDS AND DISTRIBUTIONS DECLARED BY EACH FUND;

                  (VIII)   ISSUE  REPLACEMENT   CERTIFICATES  FOR  THOSE
                  CERTIFICATES ALLEGED TO HAVE BEEN LOST, STOLEN OR DESTROYED UPON RECEIPT BY THE BANK OF INDEMNIFICATION SATISFACTORY TO THE BANK AND PROTECTING THE BANK AND
                  EACH  FUND,  AND  THE  BANK  AT  ITS  OPTION,  MAY  ISSUE
                  REPLACEMENT CERTIFICATES IN PLACE OF MUTILATED STOCK CERTIFICATES UPON PRESENTATION THEREOF AND WITHOUT
                  SUCH  INDEMNITY;

                  (IX)     MAINTAIN  RECORDS  OF  ACCOUNT  FOR  AND  ADVISE
                  THE  TRANSFER  AGENT  AND  ITS  SHAREHOLDERS  AS  TO  THE
                  FOREGOING;  AND

                  (X)      RECORD  THE  ISSUANCE  OF  SHARES  OF  EACH  FUND
                  AND MAINTAIN PURSUANT TO RULE 17AD-10(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED (THE "EXCHANGE ACT OF 1934") A RECORD OF THE TOTAL NUMBER
                  OF  SHARES  OF  EACH  FUND  WHICH  ARE  AUTHORIZED,  BASED
                  UPON  DATA  PROVIDED  TO  IT  BY  EACH  FUND  OR  THE TRANSFER
                  AGENT,  AND  ISSUED  AND  OUTSTANDING.  THE  BANK  SHALL
                  ALSO  PROVIDE  EACH  FUND  ON  A  REGULAR  BASIS  WITH  THE
                  TOTAL  NUMBER  OF  SHARES  WHICH  ARE  AUTHORIZED  AND
                  ISSUED AND OUTSTANDING AND SHALL HAVE NO OBLIGATION, WHEN RECORDING THE ISSUANCE OF SHARES, TO MONITOR THE
                  ISSUANCE  OF  SUCH  SHARES  OR  TO  TAKE  COGNIZANCE  OF  ANY
                  LAWS RELATING TO THE ISSUE OR SALE OF SUCH SHARES, WHICH FUNCTIONS SHALL BE THE SOLE RESPONSIBILITY OF EACH FUND OR THE TRANSFER AGENT.

1.2      (A)      FOR  REPORTS,  THE  BANK  SHALL:

                  (I) MAINTAIN ALL SHAREHOLDER ACCOUNTS, PREPARE MEETING, PROXY, AND MAILING LISTS, WITHHOLD TAXES ON US RESIDENT AND NON-RESIDENT ALIEN ACCOUNTS, PREPARE AND FILE US TREASURY DEPARTMENT REPORTS REQUIRED WITH RESPECT TO INTEREST, DIVIDENDS AND DISTRIBUTIONS BY FEDERAL AUTHORITIES FOR ALL SHAREHOLDERS, PREPARE
                  CONFIRMATION   FORMS  AND  STATEMENTS  OF  ACCOUNT  TO
                  SHAREHOLDERS  FOR  ALL  PURCHASES  AND  REDEMPTIONS  OF
                  SHARES   AND   OTHER   CONFIRMABLE   TRANSACTIONS   IN
                  SHAREHOLDER  ACCOUNT  INFORMATION.

         (B)      FOR  BLUE  SKY  REPORTING  THE  BANK  SHALL  PROVIDE  A
         SYSTEM THAT WILL ENABLE EACH FUND OR THE TRANSFER AGENT TO MONITOR THE TOTAL NUMBER OF SHARES SOLD IN EACH STATE, AND EACH FUND OR THE TRANSFER AGENT SHALL:

                  (I)      IDENTIFY   TO  THE  BANK  IN  WRITING   THOSE
                  TRANSACTIONS AND ASSETS TO BE TREATED AS EXEMPT FROM BLUE SKY REPORTING FOR EACH STATE; AND

                  (II)     VERIFY  THE  ESTABLISHMENT  OF  TRANSACTIONS  FOR
                  EACH STATE ON THE SYSTEM PRIOR TO THE ACTIVITY FOR EACH STATE, THE RESPONSIBILITY OF THE BANK FOR EACH
                  FUND'S BLUE SKY STATE REGISTRATION STATUS IS SOLELY LIMITED TO THE INITIAL ESTABLISHMENT OF TRANSACTIONS
                  SUBJECT TO BLUE SKY COMPLIANCE BY THE FUND OR THE TRANSFER AGENT AND THE REPORTING OF SUCH TRANSACTIONS TO THE FUND AS PROVIDED ABOVE.

1.3      PER  THE  ATTACHED  SERVICE  RESPONSIBILITY  SCHEDULE  PROCEDURES  AS
TO  WHO  SHALL  PROVIDE  CERTAIN  OF  THESE  SERVICES  IN  SECTION  1  MAY  BE
ESTABLISHED FROM TIME TO TIME BY AGREEMENT BETWEEN THE TRANSFER AGENT AND THE BANK. THE BANK MAY AT TIMES PERFORM ONLY A PORTION OF THESE
SERVICES  AND  THE  TRANSFER  AGENT  MAY  PERFORM  THESE  SERVICES  ON  EACH
FUND'S  BEHALF.

1.4 THE BANK SHALL PROVIDE ADDITIONAL SERVICES ON BEHALF OF THE TRANSFER AGENT (I.E., ESCHEAT SERVICES) THAT MAY BE AGREED UPON IN WRITING BETWEEN THE BANK AND THE TRANSFER AGENT.

2.       FEES  AND  EXPENSES

2.1 FOR THE PERFORMANCE BY THE BANK PURSUANT TO THIS AGREEMENT, THE TRANSFER AGENT AGREES TO PAY THE BANK AN ANNUAL MAINTENANCE FEE FOR EACH SHAREHOLDER ACCOUNT AS SET OUT IN THE INITIAL FEE SCHEDULE
ATTACHED HERETO. SUCH FEES AND OUT-OF-POCKET EXPENSES AND ADVANCES IDENTIFIED UNDER SECTION 2.2 BELOW MAY BE CHANGED FROM TIME TO TIME SUBJECT TO MUTUAL WRITTEN AGREEMENT BETWEEN THE TRANSFER AGENT AND THE BANK.

2.2 IN ADDITION TO THE FEE PAID UNDER SECTION 2.1 ABOVE, THE TRANSFER AGENT AGREES TO REIMBURSE THE BANK FOR OUT-OF-POCKET EXPENSES, INCLUDING, BUT NOT LIMITED TO CONFIRMATION PRODUCTION, POSTAGE, FORMS,
TELEPHONE,  MICROFILM,  MICROFICHE,  TABULATING  PROXIES,  RECORDS  STORAGE,
OR  ADVANCES  INCURRED  BY  THE  BANK  FOR  THE  ITEMS  SET  OUT  IN  THE  FEE
SCHEDULE  ATTACHED  HERETO.  IN  ADDITION,  ANY  OTHER  EXPENSES  INCURRED  BY
THE BANK AT THE REQUEST OR WITH THE CONSENT OF THE TRANSFER AGENT, WILL BE REIMBURSED BY THE TRANSFER AGENT.

2.3 THE TRANSFER AGENT AGREES TO PAY ALL FEES AND REIMBURSABLE EXPENSES WITHIN FIFTEEN DAYS FOLLOWING THE RECEIPT OF THE RESPECTIVE
BILLING NOTICE. POSTAGE FOR MAILING OF DIVIDENDS, PROXIES, FUND REPORTS AND OTHER MAILINGS TO ALL SHAREHOLDER ACCOUNTS SHALL BE ADVANCED TO THE BANK BY THE TRANSFER AGENT AT LEAST SEVEN (7) DAYS PRIOR TO THE MAILING
DATE  OF  SUCH  MATERIALS.

3.       WIRE  TRANSFER  OPERATING  GUIDELINES/ARTICLES  4A  OF  THE  UNIFORM
COMMERCIAL  CODE

3.1 THE BANK IS AUTHORIZED TO PROMPTLY DEBIT THE APPROPRIATE TRANSFER AGENT ACCOUNT(S) UPON THE RECEIPT OF A PAYMENT ORDER IN
COMPLIANCE   WITH  THE  SELECTED   SECURITY   PROCEDURE  (THE  "SECURITY
PROCEDURE") CHOSEN FOR FUNDS TRANSFER AND IN THE AMOUNT OF MONEY THAT THE BANK HAS BEEN INSTRUCTED TO TRANSFER. THE BANK SHALL EXECUTE PAYMENT ORDERS IN COMPLIANCE WITH THE SECURITY PROCEDURE AND WITH THE TRANSFER AGENT'S INSTRUCTIONS ON THE EXECUTION DATE PROVIDED THAT SUCH PAYMENT ORDER IS RECEIVED BY THE CUSTOMARY DEADLINE FOR PROCESSING SUCH A REQUEST, UNLESS THE PAYMENT ORDER SPECIFIES A LATER TIME. ALL PAYMENT ORDERS AND COMMUNICATIONS RECEIVED AFTER THIS TIME FRAME WILL BE DEEMED TO HAVE BEEN RECEIVED THE NEXT BUSINESS DAY.

3.2 THE TRANSFER AGENT ACKNOWLEDGES THAT THE SECURITY PROCEDURE IT HAS DESIGNATED ON THE TRANSFER AGENT SELECTION FORM WAS SELECTED BY THE
TRANSFER  AGENT  FROM  SECURITY  PROCEDURES  OFFERED  BY  THE  BANK.  THE
TRANSFER  AGENT  SHALL  RESTRICT  ACCESS  TO  CONFIDENTIAL   INFORMATION
RELATING  TO  THE   SECURITY   PROCEDURE   TO   AUTHORIZED   PERSONS  AS
COMMUNICATED TO THE BANK IN WRITING. THE TRANSFER AGENT MUST NOTIFY THE BANK IMMEDIATELY IF IT HAS REASON TO BELIEVE UNAUTHORIZED PERSONS MAY HAVE OBTAINED ACCESS TO SUCH INFORMATION OR OF ANY CHANGE IN THE TRANSFER AGENT'S AUTHORIZED PERSONNEL. THE BANK SHALL VERIFY THE
AUTHENTICITY  OF  ALL  SUCH  INSTRUCTIONS   ACCORDING  TO  THE  SECURITY
PROCEDURE.

3.3      THE  BANK  SHALL  PROCESS  ALL  PAYMENT  ORDERS  ON  THE  BASIS  OF THE
ACCOUNT NUMBER CONTAINED IN THE PAYMENT ORDER. IN THE EVENT OF A DISCREPANCY BETWEEN ANY NAME INDICATED ON THE PAYMENT ORDER AND THE ACCOUNT NUMBER, THE ACCOUNT NUMBER SHALL TAKE PRECEDENCE AND GOVERN.

3.4 WHEN A TRANSFER AGENT INITIATES OR RECEIVES AUTOMATED CLEARING HOUSE ("ACH") CREDIT AND DEBIT ENTRIES PURSUANT TO THESE GUIDELINES AND
THE  RULES  OF  THE  NATIONAL  AUTOMATED  CLEARING  HOUSE  ASSOCIATION  AND  THE
NEW  ENGLAND  CLEARING  HOUSE  ASSOCIATION,  THE  BANK  WILL  ACT  AS  AN
ORIGINATING    DEPOSITORY   FINANCIAL   INSTITUTION   AND/OR   RECEIVING
DEPOSITORY  FINANCIAL  INSTITUTION,  AS  THE  CASE  MAY  BE,  WITH  RESPECT  TO
SUCH  ENTRIES.  CREDITS  GIVEN  BY  THE  BANK  WITH  RESPECT  TO  AN  ACH CREDIT
ENTRY  ARE  PROVISIONAL  UNTIL  THE  BANK  RECEIVES  FINAL  SETTLEMENT  FOR SUCH
ENTRY FROM THE FEDERAL RESERVE BANK. IF THE BANK DOES NOT RECEIVE SUCH FINAL SETTLEMENT, THE TRANSFER AGENT AGREES THAT THE BANK SHALL RECEIVE
A REFUND OF THE AMOUNT CREDITED TO THE TRANSFER AGENT IN CONNECTION WITH SUCH ENTRY, AND THE PARTY MAKING PAYMENT TO THE TRANSFER AGENT VIA
SUCH  ENTRY  SHALL  NOT  BE  DEEMED  TO  HAVE  PAID  THE  AMOUNT  OF  THE ENTRY.

3.5      THE  BANK  RESERVES  THE  RIGHT  TO  DECLINE  TO  PROCESS  OR DELAY THE
PROCESSING OF A PAYMENT ORDER WHICH (A) IS IN EXCESS OF THE COLLECTED BALANCE IN THE ACCOUNT TO BE CHARGED AT THE TIME OF THE BANK'S RECEIPT
OF SUCH PAYMENT ORDER, OR (B) IF THE BANK, IN GOOD FAITH, IS UNABLE TO SATISFY ITSELF THAT THE TRANSACTION HAS BEEN PROPERLY AUTHORIZED.

3.6 THE BANK SHALL USE REASONABLE EFFORTS TO ACT ON ALL AUTHORIZED REQUESTS TO CANCEL OR AMEND PAYMENT ORDERS RECEIVED IF REQUESTS ARE
RECEIVED  IN  A  TIMELY  MANNER  AFFORDING  THE  BANK  REASONABLE  OPPORTUNITY
TO ACT. HOWEVER, THE BANK ASSUMES NO LIABILITY IF THE REQUEST FOR AMENDMENT OR CANCELLATION CANNOT BE SATISFIED.

3.7 THE BANK SHALL ASSUME NO RESPONSIBILITY FOR FAILURE TO DETECT ANY ERRONEOUS PAYMENT ORDER PROVIDED THAT THE BANK COMPLIES WITH THE PAYMENT ORDER INSTRUCTIONS AS RECEIVED AND THE BANK COMPLIES WITH THE SECURITY PROCEDURE. THE SECURITY PROCEDURE IS ESTABLISHED FOR THE PURPOSE OF AUTHENTICATING PAYMENT ORDERS ONLY AND NOT FOR THE DETECTION OF ERRORS IN PAYMENT ORDERS.

3.8 THE BANK SHALL ASSUME NO RESPONSIBILITY FOR LOST INTEREST WITH RESPECT TO THE RETRANSFER AGENTABLE AMOUNT OF ANY UNAUTHORIZED PAYMENT
ORDER UNLESS THE BANK IS NOTIFIED OF THE UNAUTHORIZED PAYMENT ORDER WITHIN THIRTY (30) DAYS OF NOTIFICATION BY THE BANK OF THE ACCEPTANCE OF SUCH PAYMENT ORDER. IN NO EVENT (INCLUDING FAILURE TO EXECUTE A PAYMENT ORDER) SHALL THE BANK BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

3.9 CONFIRMATION OF BANK'S EXECUTION OF PAYMENT ORDERS SHALL ORDINARILY BE PROVIDED WITHIN 24 HOURS NOTICE OF WHICH MAY BE DELIVERED THROUGH THE BANK'S PROPRIETARY INFORMATION SYSTEMS, OR BY FACSIMILE OR CALL-BACK. CLIENT MUST REPORT ANY OBJECTIONS TO THE EXECUTION OF AN ORDER WITHIN 30 DAYS.

4.       DATA  ACCESS  AND  PROPRIETARY  INFORMATION

THE TRANSFER AGENT ACKNOWLEDGES THAT THE DATA BASES, COMPUTER PROGRAMS, SCREEN FORMATS, REPORT FORMATS, INTERACTIVE DESIGN TECHNIQUES, AND
OTHER  INFORMATION  FURNISHED  TO  THE  TRANSFER  AGENT  BY  THE  BANK  ARE
PROVIDED SOLELY IN CONNECTION WITH THE SERVICES RENDERED UNDER THIS AGREEMENT AND CONSTITUTE COPYRIGHTED TRADE SECRETS OR PROPRIETARY INFORMATION OF SUBSTANTIAL VALUE TO THE BANK. SUCH DATABASES, PROGRAMS, FORMATS, DESIGNS, TECHNIQUES AND OTHER INFORMATION ARE COLLECTIVELY REFERRED TO BELOW AS "PROPRIETARY INFORMATION". THE TRANSFER AGENT
AGREES  THAT  IT  SHALL  TREAT  ALL  PROPRIETARY  INFORMATION  AS  PROPRIETARY
TO  THE  BANK  AND  FURTHER   AGREES  THAT  IT  SHALL  NOT  DIVULGE  ANY
PROPRIETARY   INFORMATION  TO  ANY  PERSON  OR  ORGANIZATION  EXCEPT  AS
EXPRESSLY PERMITTED HEREUNDER. THE TRANSFER AGENT AGREES FOR ITSELF AND ITS EMPLOYEES AND AGENTS:

         (A) TO USE SUCH PROGRAMS AND DATABASES (I) SOLELY ON THE TRANSFER AGENT'S COMPUTERS, OR (II) SOLELY FROM EQUIPMENT AT THE LOCATIONS AGREED TO BETWEEN THE TRANSFER AGENT AND THE BANK AND (III) IN ACCORDANCE WITH THE BANK'S APPLICABLE USER DOCUMENTATION;

         (B) TO REFRAIN FROM COPYING OR DUPLICATING IN ANY WAY (OTHER THAN IN THE NORMAL COURSE OF PERFORMING PROCESSING ON THE TRANSFER AGENT'S COMPUTERS) ANY PART OF ANY PROPRIETARY INFORMATION;

         (C)      TO  REFRAIN  FROM  OBTAINING  UNAUTHORIZED  ACCESS  TO  ANY
         PROGRAMS, DATA OR OTHER INFORMATION NOT OWNED BY THE TRANSFER AGENT, AND IF SUCH ACCESS IS ACCIDENTALLY OBTAINED, TO RESPECT AND SAFEGUARD THE SAME PROPRIETARY INFORMATION;

         (D)      TO  REFRAIN  FROM  CAUSING  OR  ALLOWING   PROPRIETARY
         INFORMATION   TRANSMITTED  FROM  THE  BANK'S  COMPUTER  TO  THE
         TRANSFER  AGENT'S  TERMINAL  TO  BE  RETRANSMITTED  TO  ANY  OTHER
         COMPUTER   TERMINAL  OR  OTHER   DEVICE   EXCEPT  AS  EXPRESSLY
         PERMITTED  BY  THE  BANK,  SUCH  PERMISSION  NOT  TO  BE  UNREASONABLY
         WITHHELD;

         (E)      THAT  THE  TRANSFER  AGENT  SHALL  HAVE  ACCESS  ONLY  TO
         THOSE   AUTHORIZED   TRANSACTIONS  AS  AGREED  TO  BETWEEN  THE
         TRANSFER  AGENT  AND  THE  BANK;  AND

         (F)      TO  HONOR  REASONABLE  WRITTEN  REQUESTS  MADE  BY  THE  BANK
         TO  PROTECT  AT  THE  BANK'S  EXPENSE  THE  RIGHTS  OF  THE  BANK  IN
         PROPRIETARY  INFORMATION  AT  COMMON  LAW  AND  UNDER
         APPLICABLE  STATUTES.

EACH PARTY SHALL TAKE REASONABLE EFFORTS TO ADVISE ITS EMPLOYEES OF THEIR OBLIGATIONS PURSUANT TO THIS SECTION 4.

5.       INDEMNIFICATION

5.1 EXCEPT AS PROVIDED IN SECTION 6, HEREIN, THE BANK SHALL NOT BE RESPONSIBLE FOR, AND THE TRANSFER AGENT SHALL INDEMNIFY AND HOLD THE BANK HARMLESS FROM AND AGAINST, ANY AND ALL LOSSES, DAMAGES, COSTS,
CHARGES, COUNSEL FEES, PAYMENTS, EXPENSES AND LIABILITY ARISING OUT OF OR ATTRIBUTABLE TO:

         (A)      ALL   ACTIONS   OF   THE   BANK   OR  ITS   AGENT   OR
         SUBCONTRACTORS   REQUIRED   TO  BE  TAKEN   PURSUANT   TO  THIS
         AGREEMENT, PROVIDED THAT SUCH ACTIONS ARE TAKEN IN GOOD FAITH AND WITHOUT NEGLIGENCE OR WILLFUL MISCONDUCT;

         (B) THE TRANSFER AGENT'S LACK OF GOOD FAITH, NEGLIGENCE OR WILLFUL MISCONDUCT;

         (C) THE RELIANCE ON OR USE BY THE BANK OR ITS AGENTS OR SUBCONTRACTORS OF INFORMATION, RECORDS, DOCUMENTS OR SERVICES
         WHICH   (I)  ARE   GIVEN   TO  THE  BANK  OR  ITS   AGENTS   OR
         SUBCONTRACTORS, AND (II) HAVE BEEN PREPARED, MAINTAINED OR PERFORMED BY THE TRANSFER AGENT OR ANY OTHER PERSON OR FIRM ON BEHALF OF THE TRANSFER AGENT INCLUDING BUT NOT LIMITED TO ANY PREVIOUS TRANSFER AGENT OR REGISTRAR EXCLUDING THE BANK;

         (D) THE RELIANCE ON, OR THE CARRYING OUT BY THE BANK OR ITS AGENTS OR SUBCONTRACTORS OF ANY INSTRUCTIONS OR REQUESTS OF THE TRANSFER AGENT; AND

         (E) THE OFFER OR SALE OF SHARES IN VIOLATION OF ANY REQUIREMENT UNDER THE FEDERAL SECURITIES LAWS OR REGULATIONS
         OR THE SECURITIES LAWS OR REGULATIONS OF ANY STATE THAT SUCH SHARES BE REGISTERED IN SUCH STATE OR IN VIOLATION OF ANY STOP
         ORDER OR OTHER DETERMINATION OR RULING BY ANY FEDERAL AGENCY OR ANY STATE WITH RESPECT TO THE OFFER OR SALE OF SUCH SHARES IN SUCH STATE.

5.2 AT ANY TIME THE BANK MAY APPLY TO ANY OFFICER OF THE TRANSFER AGENT FOR INSTRUCTIONS, AND MAY CONSULT WITH LEGAL COUNSEL WITH RESPECT TO ANY MATTER ARISING IN CONNECTION WITH THE SERVICES TO BE PERFORMED
BY  THE  BANK  UNDER  THIS  AGREEMENT,  AND  THE  BANK  AND  ITS  AGENTS  OR
SUBCONTRACTORS SHALL NOT BE LIABLE AND SHALL BE INDEMNIFIED BY THE TRANSFER AGENT FOR ANY ACTION TAKEN OR OMITTED BY IT IN RELIANCE UPON SUCH INSTRUCTIONS OR UPON THE OPINION OF SUCH COUNSEL.

THE  BANK,  ITS  AGENTS  AND  SUBCONTRACTORS   SHALL  BE  PROTECTED  AND
INDEMNIFIED  IN  ACTING  UPON  ANY  PAPER  OR  DOCUMENT  FURNISHED  BY  OR  ON
BEHALF OF THE TRANSFER AGENT, REASONABLY BELIEVED BY THE BATIK AS BEING IN GOOD ORDER AND TO HAVE BEEN SIGNED BY THE PROPER PERSON OR PERSONS,
OR  UPON  ANY  INSTRUCTION,  INFORMATION,  DATA,  RECORDS  OR  DOCUMENTS
PROVIDED  THE  BANK  OR  ITS  AGENTS  OR  SUBCONTRACTORS  BY  MACHINE  READABLE
INPUT, TELEX, CRT DATA ENTRY OR OTHER SIMILAR MEANS AUTHORIZED BY THE TRANSFER AGENT, AND SHALL NOT BE HELD TO HAVE NOTICE OF ANY CHANGE OF
AUTHORITY OF ANY PERSON, UNTIL RECEIPT OF WRITTEN NOTICE THEREOF FROM THE TRANSFER AGENT. THE BANK, ITS AGENTS AND SUBCONTRACTORS SHALL ALSO BE PROTECTED AND INDEMNIFIED IN RECOGNIZING STOCK CERTIFICATES WHICH
ARE  REASONABLY   BELIEVED  TO  BEAR  THE  PROPER  MANUAL  OR  FACSIMILE
SIGNATURES OF THE OFFICERS OF THE TRANSFER AGENT, AND THE PROPER COUNTERSIGNATURE OF THE TRANSFER AGENT OR ANY FORMER TRANSFER AGENT OR FORMER REGISTRAR, OR OF A CO-TRANSFER AGENT OR CO-REGISTRAR.

5.3      IN  ORDER  THAT  THE  INDEMNIFICATION  PROVISIONS  CONTAINED  IN  THIS
SECTION  5  SHALL  APPLY,  UPON  THE  ASSERTION  OF  A  CLAIM  FOR  WHICH  THE
TRANSFER  AGENT  MAY  BE  REQUIRED  TO  INDEMNIFY  THE  BANK,  THE  BANK  SHALL
PROMPTLY NOTIFY THE TRANSFER AGENT OF SUCH ASSERTION, AND SHALL KEEP THE TRANSFER AGENT ADVISED WITH RESPECT TO ALL DEVELOPMENTS CONCERNING SUCH CLAIM. THE TRANSFER AGENT SHALL HAVE THE OPTION TO PARTICIPATE WITH THE BANK IN THE DEFENSE OF SUCH CLAIM OR TO DEFEND AGAINST SAID
CLAIM  IN  ITS  OWN  NAME  OR  IN  THE  NAME OF THE BANK.  THE BANK  SHALL IN NO
CASE CONFESS ANY CLAIM OR MAKE ANY COMPROMISE IN ANY CASE IN WHICH THE TRANSFER AGENT MAY BE REQUIRED TO INDEMNIFY THE BANK EXCEPT WITH THE
TRANSFER  AGENT'S  PRIOR  WRITTEN  CONSENT.

6.       STANDARD  OF  CARE

6.1 THE BANK SHALL AT ALL TIMES ACT IN GOOD FAITH AND AGREES TO USE ITS BEST EFFORTS WITHIN REASONABLE LIMITS TO INSURE THE ACCURACY OF
ALL   SERVICES   PERFORMED   UNDER  THIS   AGREEMENT,   BUT  ASSUMES  NO
RESPONSIBILITY AND SHALL NOT BE LIABLE FOR LOSS OR DAMAGE DUE TO ERRORS UNLESS SAID ERRORS ARE CAUSED BY ITS NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT OR THAT OF ITS EMPLOYEES.

6.2 THE BANK SHALL WORK WITH THE TRANSFER AGENT TO ENSURE THAT A FUND IS MADE WHOLE BY THE RESPONSIBLE PARTY FOR ANY MATERIAL LOSSES OR
DAMAGES   RESULTING   FROM   ERRORS,    MATERIAL   UNRECONCILED   ITEMS,
CARELESSNESS, NEGLIGENCE, BAD FAITH, OR WILLFUL MISCONDUCT BY THE BANK OR ITS AGENTS OR SUBCONTRACTORS, OR THAT OF THEIR EMPLOYEES. NEITHER THE BANK, ITS AGENTS OR SUBCONTRACTORS, NOR THE TRANSFER AGENT MAY
WAIVE  FULL  LIABILITY  FOR  LOSSES  OR  DAMAGES  BASED  ON  THE  ABOVE.

6.3      ERRORS  IDENTIFIED  AS  CAUSED  BY  THE  SUB-TRANSFER  AGENT  WILL  NOT
BE  CHARGED  TO  THE  FUNDS  IN  THE  MONTHLY  BILLING.

7.       COVENANTS  OF  THE  TRANSFER  AGENT  AND  THE  BANK

7.1      THE  BANK  HEREBY  AGREES  TO  ESTABLISH  AND  MAINTAIN  FACILITIES
AND  PROCEDURES   REASONABLY   ACCEPTABLE  TO  THE  TRANSFER  AGENT  FOR
SAFEKEEPING OF STOCK CERTIFICATES, CHECK FORMS AND FACSIMILE SIGNATURE IMPRINTING DEVICES, IF ANY; AND FOR THE PREPARATION OR USE, AND FOR KEEPING ACCOUNT OF, SUCH CERTIFICATES, FORMS AND DEVICES.

7.2 THE BANK SHALL KEEP RECORDS RELATING TO THE SERVICES TO BE PERFORMED HEREUNDER, IN THE FORM AND MANNER AS IT MAY DEEM ADVISABLE. TO THE EXTENT REQUIRED BY SECTION 31 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE RULES THEREUNDER, THE BANK AGREES THAT ALL
SUCH RECORDS PREPARED OR MAINTAINED BY THE BANK RELATING TO THE SERVICES TO BE PERFORMED BY THE BANK HEREUNDER ARE THE PROPERTY OF THE
TRANSFER AGENT AND WILL BE PRESERVED, MAINTAINED AND MADE AVAILABLE IN ACCORDANCE WITH SUCH SECTION AND RULES, AND WILL BE SURRENDERED PROMPTLY TO THE TRANSFER AGENT ON AND IN ACCORDANCE WITH ITS REQUEST.

7.3 THE BANK AND THE TRANSFER AGENT AGREE THAT ALL BOOKS, RECORDS, INFORMATION AND DATA PERTAINING TO THE BUSINESS OF THE OTHER PARTY WHICH ARE EXCHANGED OR RECEIVED PURSUANT TO THE NEGOTIATION OR THE CARRYING OUT OF THIS AGREEMENT SHALL REMAIN CONFIDENTIAL, AND SHALL NOT BE VOLUNTARILY DISCLOSED TO ANY OTHER PERSON, EXCEPT AS MAY BE REQUIRED BY LAW.

7.4 IN CASE OF ANY REQUESTS OR DEMANDS FOR THE INSPECTION OF THE SHAREHOLDER RECORDS OF THE TRANSFER AGENT, THE BANK WILL ENDEAVOR TO NOTIFY THE TRANSFER AGENT AND TO SECURE INSTRUCTIONS FROM AN AUTHORIZED
OFFICER  OF  THE  TRANSFER  AGENT  AS  TO  SUCH  INSPECTION.  THE  BANK RESERVES
THE  RIGHT,  HOWEVER,  TO  EXHIBIT  THE  SHAREHOLDER  RECORDS  TO  ANY  PERSON
WHENEVER  IT  IS  ADVISED  BY  ITS  COUNSEL  THAT  IT  MAY  BE  HELD  LIABLE FOR
THE  FAILURE  TO  EXHIBIT  THE  SHAREHOLDER  RECORDS  TO  SUCH  PERSON.

8.       REPRESENTATIONS  AND  WARRANTIES  OF  THE  BANK

THE  BANK  REPRESENTS  AND  WARRANTS  TO  THE  TRANSFER  AGENT  THAT:

         (A)      IT  IS  A  TRUST  COMPANY  DULY  ORGANIZED  AND  EXISTING  AND
         IN  GOOD  STANDING  UNDER  THE  LAWS  OF  THE  COMMONWEALTH  OF
         MASSACHUSETTS;

         (B) IT IS DULY QUALIFIED TO CARRY ON ITS BUSINESS IN THE COMMONWEALTH OF MASSACHUSETTS;

         (C) IT IS EMPOWERED UNDER APPLICABLE LAWS AND BY ITS CHARTER AND BY-LAWS TO ENTER INTO AND PERFORM THIS AGREEMENT;

         (D) ALL REQUISITE CORPORATE PROCEEDINGS HAVE BEEN TAKEN TO AUTHORIZE IT TO ENTER INTO AND PERFORM THIS AGREEMENT;

         (E) IT HAS AND WILL CONTINUE TO HAVE ACCESS TO THE NECESSARY FACILITIES, EQUIPMENT AND PERSONNEL TO PERFORM ITS DUTIES AND OBLIGATIONS UNDER THIS AGREEMENT; AND

         (F) IT IS REGISTERED AS A TRANSFER AGENT UNDO SECTION 17A(C)(2) OF THE EXCHANGE ACT.

9.       REPRESENTATIONS  AND  WARRANTIES  OF  THE  TRANSFER  AGENT

THE  TRANSFER  AGENT  REPRESENTS  AND  WARRANTS  TO  THE  BANK  THAT:

         (A) IT IS A CORPORATION DULY ORGANIZED AND EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE;

         (B) IT IS EMPOWERED UNDER APPLICABLE LAWS AND BY ITS ARTICLES OF INCORPORATION AND BY-LAWS TO ENTER INTO AND PERFORM THIS AGREEMENT;

         (C)      ALL  CORPORATE  PROCEEDINGS  REQUIRED  BY  SAID  ARTICLES
         OF INCORPORATION AND BY-LAWS HAVE BEEN TAKEN TO AUTHORIZE IT TO ENTER INTO AND PERFORM THIS AGREEMENT.

         (D) IT IS REGISTERED AS A TRANSFER AGENT UNDER SECTION 17A(C)(2) OF THE EXCHANGE ACT.

10.      TERMINATION  OF  AGREEMENT

10.1 THIS AGREEMENT SHALL CONTINUE FOR A PERIOD OF FIVE YEARS (THE "INITIAL TERM") AND BE RENEWED OR TERMINATED AS STATED BELOW.

10.2     THIS  AGREEMENT  SHALL  TERMINATE  UPON  THE  TERMINATION  OF  THE
TRANSFER  AGENCY  AGREEMENT  BETWEEN  THE  FUNDS  AND  THE  TRANSFER  AGENT.

10.3     THIS  AGREEMENT  MAY  BE  TERMINATED  OR  RENEWED  AFTER  THE  INITIAL
TERM  BY  EITHER  PARTY  UPON  NINETY  (90)  DAYS  WRITTEN  NOTICE TO THE OTHER.

10.4 SHOULD THE TRANSFER AGENT EXERCISE ITS RIGHT TO TERMINATE, ALL REASONABLE OUT-OF-POCKET EXPENSES ASSOCIATED WITH THE MOVEMENT OF
RECORDS  AND  MATERIAL  WILL  BE  BORNE  BY  THE  TRANSFER AGENT.  ADDITIONALLY,
THE  BANK  RESERVES  THE  RIGHT  TO  CHARGE  FOR  ANY OTHER REASONABLE  EXPENSES
ASSOCIATED WITH SUCH TERMINATION AND/OR A CHARGE EQUIVALENT TO THE AVERAGE OF THREE (3) MONTHS' FEES.

11.      ASSIGNMENT

11.1     EXCEPT  AS  PROVIDED  IN  SECTION  11.3  BELOW,   NEITHER  THIS
AGREEMENT NOR ANY RIGHTS OR OBLIGATIONS HEREUNDER MAY BE ASSIGNED BY EITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER PARTY.

11.2     THIS  AGREEMENT  SHALL  INURE  TO  THE  BENEFIT  OF  AND  BE  BINDING
UPON  THE  PARTIES  AND  THEIR  RESPECTIVE  PERMITTED  SUCCESSORS  AND  ASSIGNS.

11.3     THE  BANK  WILL,  WITHOUT  FURTHER  CONSENT  ON  THE  PART  OF  THE
TRANSFER AGENT, SUBCONTRACT FOR THE PERFORMANCE HEREOF WITH NATIONAL FINANCIAL DATA SERVICES, INC., A SUBSIDIARY OF BFDS DULY REGISTERED AS A TRANSFER AGENT PURSUANT TO SECTION 17A(C)(2) PROVIDED, HOWEVER, THAT THE BANK SHALL BE AS FULLY RESPONSIBLE TO THE TRANSFER AGENT FOR THE
ACTS  AND  OMISSIONS  OF  ANY  SUBCONTRACTOR  AS  IT  IS  FOR  ITS  OWN ACTS AND
OMISSIONS.

12.      AMENDMENT

THIS AGREEMENT MAY BE AMENDED OR MODIFIED BY A WRITTEN AGREEMENT EXECUTED BY BOTH PARTIES.

13.      MASSACHUSETTS  LAW  TO  APPLY

THIS   AGREEMENT   SHALL  BE  CONSTRUED  AND  THE   PROVISIONS   THEREOF
INTERPRETED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

14.      FORCE  MAJEURE

IN  THE  EVENT  EITHER  PARTY  IS  UNABLE  TO  PERFORM  ITS  OBLIGATIONS  UNDER
THE TERMS OF THIS AGREEMENT BECAUSE OF ACTS OF GOD, STRIKES, EQUIPMENT OR TRANSMISSION FAILURE OR DAMAGE REASONABLY BEYOND ITS CONTROL, OR OTHER CAUSES REASONABLY BEYOND ITS CONTROL, SUCH PARTY SHALL NOT BE LIABLE FOR DAMAGES TO THE OTHER FOR ANY DAMAGES RESULTING FROM SUCH
FAILURE  TO  PERFORM  OR  OTHERWISE  FROM  SUCH  CAUSES.

15.      CONSEQUENTIAL  DAMAGES

NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL DAMAGES UNDER ANY PROVISION OF THIS AGREEMENT OR FOR ANY
CONSEQUENTIAL  DAMAGES  ARISING  OUT  OF  ANY  ACT  OR  FAILURE  TO  ACT
HEREUNDER.

16.      LIMITATIONS  OF  SHAREHOLDER  LIABILITY

EACH  PARTY  HEREBY  EXPRESSLY  ACKNOWLEDGES  THAT  RECOURSE  AGAINST  THE
FUNDS  SHALL  BE  SUBJECT  TO  THOSE  LIMITATIONS  PROVIDED  BY  GOVERNING  LAW
AND THE DECLARATION OF TRUST OR ARTICLES OF INCORPORATION OF THE FUNDS, AS APPLICABLE, AND AGREES THAT OBLIGATIONS ASSUMED BY THE FUNDS PURSUANT TO THE TRANSFER AGENCY AGREEMENT SHALL BE LIMITED IN ALL CASES TO THE FUNDS AND THEIR RESPECTIVE ASSETS. EACH PARTY SHALL NOT SEEK SATISFACTION FROM THE SHAREHOLDERS OR ANY INDIVIDUAL SHAREHOLDER OF THE
FUNDS, NOR SHALL ANY PARTY SEEK SATISFACTION OF ANY OBLIGATIONS FROM THE DIRECTORS\TRUSTEES OR ANY INDIVIDUAL DIRECTOR\TRUSTEE OF THE FUNDS.

17.      MERGER  OF  AGREEMENT

THIS  AGREEMENT  CONSTITUTES  THE  ENTIRE  AGREEMENT  BETWEEN  THE  PARTIES
HERETO  AND  SUPERSEDES  ANY  PRIOR  AGREEMENT  WITH  RESPECT  TO  THE  SUBJECT
MATTER  HEREOF  WHETHER  ORAL  OR  WRITTEN.

18.      SURVIVAL

ALL PROVISIONS REGARDING INDEMNIFICATION, WARRANTY, LIABILITY, AND LIMITS THEREON, AND CONFIDENTIALITY AND/OR PROTECTION OF PROPRIETARY
RIGHTS  AND  TRADE  SECRETS  SHALL  SURVIVE  THE   TERMINATION  OF  THIS
AGREEMENT.

19.      SEVERABILITY

IF  ANY  PROVISION  OR  PROVISIONS  OF  THIS  AGREEMENT  SHALL  BE HELD INVALID,
UNLAWFUL,  OR  UNENFORCEABLE,  THE  VALIDITY,  LEGALITY  AND  ENFORCEABILITY
OF  THE  REMAINING  PROVISIONS  SHALL  NOT  IN  ANY  WAY  BE  AFFECTED  OR
IMPAIRED.

20.      COUNTERPARTS

THIS AGREEMENT MAY BE EXECUTED BY THE PARTIES HERETO ON ANY NUMBER OF COUNTERPARTS, AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT.


IN  WITNESS  WHEREOF,  THE  PARTIES  HERETO  HAVE  CAUSED  THIS  AGREEMENT TO BE
EXECUTED IN THEIR NAMES AND ON THEIR BEHALF BY AND THROUGH THEIR DULY AUTHORIZED OFFICERS, AS OF THE DAY FIRST WRITTEN ABOVE.

CALVERT  SHAREHOLDER  SERVICES,  INC.

BY:  /S/  KAREN  BECKER
TITLE:  VICE  PRESIDENT
ATTEST:  KATHERINE  STONER

STATE  STREET  BANK  AND  TRUST  COMPANY

BY:  /S/  RONALD  E.  LOGUE
TITLE:  EXECUTIVE  VICE  PRESIDENT
ATTEST:  FRANCINE  HAYES

        AMENDMENT  TO  SUB-TRANSFER  AGENCY  AND  SERVICE  AGREEMENT
                                BETWEEN
                   CALVERT  SHAREHOLDER  SERVICES,  INC.
                                  AND
                  STATE  STREET  BANK  AND  TRUST  COMPANY


GENERAL  BACKGROUND:

CALVERT SHAREHOLDER SERVICES, INC. ("CSSI"), AND STATE STREET BANK AND TRUST COMPANY ("STATE STREET") ENTERED INTO A SUB-TRANSFER AGENCY AND
SERVICE  AGREEMENT  ("AGREEMENT")  DATED  AUGUST  15,  1996.

FOR  ACCOUNTING  REASONS,  CSSI  DESIRES  TO  AMEND  THE  AGREEMENT  BY
ASSIGNING THE CONTRACT FOR THE TRANSFER AGENT FUNCTIONS (EXCEPT FOR SHAREHOLDER SERVICING) TO EACH CALVERT GROUP FUND. CSSI WILL CONTINUE TO BE RESPONSIBLE FOR THE SHAREHOLDER SERVICING AND FOR ANY RESPONSIBILITIES CURRENTLY SHOWN AS TRANSFER AGENT RESPONSIBILITIES IN FUND SERVICE RESPONSIBILITIES ATTACHMENT TO THE AGREEMENT.

THE  AGREEMENT  MUST  BE  ASSIGNED  TO  THE  CALVERT  GROUP  FUNDS  FOR
ACCOUNTING  PURPOSES.

CSSI  AND  STATE  STREET  MUST  EACH  CONSENT  TO  THIS  ASSIGNMENT.

CHANGES  CAUSED  BY  THIS  ASSIGNMENT:

THE CURRENT SUBTRANSFER AGENT, NATIONAL FINANCIAL DATA SERVICES, INC. ("NFDS"), WILL BILL EACH CALVERT GROUP FUND, RATHER THAN CSSI, AND EACH CALVERT GROUP FUND SHALL PAY STATE STREET OR ITS BILLING AGENT, NFDS,
ALL FEES AND EXPENSES INCURRED UNDER THE AGREEMENT ON BEHALF OF EACH RESPECTIVE CALVERT GROUP FUND.

NFDS  WILL  BE  SHOWN  IN  EACH  CALVERT  GROUP  FUND  PROSPECTUS  AND STATEMENT
OF  ADDITIONAL  INFORMATION  AS  THE  TRANSFER  AGENT,  WHILE  CSSI  WILL  BE
SHOWN  AS  THE  SHAREHOLDER  SERVICING  AGENT.

STATE STREET (NFDS) WILL CONTINUE TO PERFORM THOSE FUNCTIONS SHOWN IN THE AGREEMENT AS BANK RESPONSIBILITIES.

CSSI WILL CONTINUE TO PERFORM THE TRANSFER AGENT RESPONSIBILITIES, AS SHOWN IN THE FUND SERVICE RESPONSIBILITIES ATTACHMENT TO THE AGREEMENT.

THE  ASSIGNMENT:

THIS  AMENDMENT,  DATED  AS  OF  THE  FIRST  DAY  OF  JANUARY,  1998,  BY  AND
AMONG  CSSI  AND  STATE  STREET:

NOW,  THEREFORE,  CSSI  AND  STATE  STREET  EACH  HEREBY  AGREE  THAT  THE
AGREEMENT WILL BE BETWEEN EACH CALVERT GROUP FUND AND STATE STREET, AND EACH HEREBY AGREES THAT THE AGREEMENT IS SO ASSIGNED.

IN WITNESS WHEREOF, CSSI AND STATE STREET HAVE CAUSED THIS AMENDMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS, EFFECTIVE AS OF JANUARY 1, 1998.


CALVERT  SHAREHOLDER  SERVICES,  INC.              STATE
STREET  BANK  AND  TRUST  COMPANY

BY:  /S/                                         BY:  /S/
NAME:  KAREN  BECKER                              NAME:  RONALD  E.  LOGUE
TITLE:  VICE PRESIDENT, OPERATIONS               TITLE: EXECUTIVE VICE PRESIDENT
DATE:  FEBRUARY  18,  1998                         DATE:  FEBRUARY  20,  1998


ACACIA  CAPITAL  CORPORATION
FIRST  VARIABLE  RATE  FUND
CALVERT  TAX-FREE  RESERVES
CALVERT  SOCIAL  INVESTMENT  FUND
CALVERT  CASH  RESERVES
THE  CALVERT  FUND                     BY:  /S/
CALVERT  MUNICIPAL  FUND,  INC.         NAME:  WILLIAM  M.  TARTIKOFF
CALVERT  WORLD VALUES FUND, INC.      TITLE: SENIOR VICE PRESIDENT AND SECRETARY
CALVERT  NEW  WORLD  FUND,  INC.         DATE:  FEBRUARY  18,  1998